EXHIBIT 10.03

                                    GUARANTY
                                    --------

     WHEREAS,   CARGO  CONNECTION  LOGISTICS  CORP.,  A  DELAWARE   CORPORATION,
("CARGO"), is or may become indebted to Wells Fargo Bank, National Association through its Wells Fargo Business Credit operating division ("Factor");

     WHEREAS, this guaranty is being executed and delivered in order to induce Factor to factor certain accounts receivable of CARGO.

     NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the undersigned Guarantor hereby guarantees to Factor the prompt payment, when such becomes due and payable to Factor, of the Guaranteed Indebtedness (hereinafter defined), this guaranty being upon the following terms and conditions:

     1. The expression "Guaranteed Indebtedness," as that term is used herein, means all indebtedness and/or obligations of every land and character, whether now existing or hereafter arising, of CARGO to Factor, regardless of whether evidenced by a purchase and sale agreement between CARGO and Factor, notes, acceptances, or any written document of any kind between CARGO and Factor, or otherwise, and without limit as to amount, together with interest thereon, and penalties, fees, and expenses (including, but not limited to attorneys' fees) as provided for under any instrument or document evidencing such indebtedness.

     2. This instrument shall be an absolute and continuing guaranty, and the circumstance that at any time or from time to time the Guaranteed Indebtedness may be paid in full shall not affect the obligation of Guarantor with respect to the indebtedness of CARGO to Factor thereafter incurred.

     3. If Guarantor becomes liable for any indebtedness owing by CARGO to Factor, by endorsement or otherwise, other than under this guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Factor hereunder shall be cumulative of any and all other rights that Factor may ever have against Guarantor. The exercise by Factor of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     4. Upon the occurrence of a "Default," as defined in the Account Transfer Agreement, or in the event of any other default by CARGO in respect to the Guaranteed Indebtedness, or any part thereof, now or hereafter owed to Factor, Guarantor shall, on demand and without further notice of dishonor, without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness, pay the amount due thereon to Factor, and it shall not be necessary for Factor, in order to enforce such payment by Guarantor first or, contemporaneously to institute suit or exhaust remedies against CARGO or others liable on such indebtedness, or to enforce rights against any security which shall ever have been given to secure such indebtedness.

     5. All principal of and interest on all indebtedness, liabilities, and obligations of CARGO to Guarantor (the "SUBORDINATED DEBT"), whether direct, indirect, fixed, contingent,

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liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due or to become due to Guarantor, or held or to be held by Guarantor, whether created directly or acquired by assignment or otherwise, and whether evidenced by written instrument or not, shall be expressly subordinated to the Guaranteed Indebtedness. Guarantor agrees not to receive or accept any payment from CARGO with respect to the Subordinated Debt at any time a default in respect of any of the Guaranteed Indebtedness has occurred and is continuing; and, in the event Guarantor receives any payment on the Subordinated Debt in violation of the foregoing, Guarantor will hold any such payment in trust for Factor and forthwith turn it over to Factor, in the form received, to be applied to the Guaranteed Indebtedness.

     6. Until such time as Factor is paid in full the Guaranteed Indebtedness, Guarantor hereby agrees that it shall not assert, enforce or otherwise exercise any right of subrogation to any of the rights of the Liens of Factor against CARGO or any other obligor on the Guaranteed Indebtedness or any Collateral or other security, any right of recourse, reimbursement, contribution, indemnification or similar right against CARGO or any other obligor on all or any part of the Guaranteed Indebtedness or any guarantor thereof, and Guarantor hereby irrevocably waives the benefit of, and any right to participate in, any Collateral or other security given to Factor to secure payment of the Guaranteed Indebtedness.

     7. Guarantor hereby agrees that its obligations under the terms of this guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of anyone or more of the following events: (a) The taking or accepting of any other security or guaranty for any or all of the Guaranteed Indebtedness; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Indebtedness; (c) any partial release of the liability of Guarantor hereunder, or, if there is more than one person or entity signing this guaranty or otherwise guarantying the Guaranteed Indebtedness, the release of anyone or more of them hereunder; (d) the death, insolvency, bankruptcy, disability, or lack of partnership or corporate power of CARGO, any of the undersigned, or any party at any time liable for the payment of any or all of the Guaranteed Indebtedness, whether now existing or hereafter occurring; (e) any renewal, extension, or rearrangement of the payment of any or all of the Guaranteed Indebtedness, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may he granted or given by Factor to CARGO or Guarantor; (f) any neglect, delay, omission, failure, or refusal of Factor to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Indebtedness; (g) any failure of Factor to notify the Guarantor of any renewal, extension, or assignment of the Guaranteed Indebtedness or any part thereof, or the release of any security or of any other action taken or refrained from being taken by Factor against CARGO or any new agreement between Factor and CARGO, it being understood that Factor shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Guaranteed Indebtedness;
(h) in the event that CARGO is a corporation, joint stock association, partnership or trust, or is hereafter incorporated, the unenforceability of all or any part of the Guaranteed Indebtedness against CARGO by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ultra

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vires, or the officers,  partners,  or trustees creating same acted in excess of their authority or violated any fiduciary duties in connection therewith; or (i) any payment by CARGO to Factor is held to constitute a preference under the bankruptcy laws or if for any other reason Factor is required to refund such payment or pay the amount thereof to someone else.

     8. Guarantor hereby waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Indebtedness or require suit against CARGO or others, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended, Section
17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise.

     9. Should Guarantor die, or become insolvent, or fail to pay such Guarantor's debts generally as they become due, or voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, or become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of Factor granted hereunder, then, in any such event, the Guaranteed Indebtedness shall be, as between Guarantor and Factor, a fully matured, due, and payable obligation of Guarantor to Factor (without regard to whether CARGO is then in default under the Account Transfer Agreement or whether the Obligation, or any part thereof is then due and owing by CARGO to Factor), payable in full by Guarantor to Factor upon demand, which shall be the estimated amount owing in respect to the contingent claim created hereunder. Notwithstanding the foregoing, prior to the occurrence of Default under the Account Transfer Agreement, and only in the case of the death of Guarantor, Factor agrees to accept, in payment of any such matured, due, and payable obligation of Guarantor to Factor, the endorsement by the personal representatives of such Guarantor's estate of each instrument evidencing the Guaranteed Indebtedness and the agreement by such personal representatives that they and such Guarantor's estate shall be bound by the terms of this guaranty the same as if they were original signatories hereto.

     10. Guarantor represents and warrants to Factor as follows:

         (a) If Guarantor is a corporation, Guarantor is a corporation duly organized, validly existing, and in good standing under the Laws of the state of its incorporation and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature and extent of its assets, business, properties, or operations require the same, except where failure to be so duly qualified and in good standing would not, individually or collectively, have a material adverse effect on the validity or enforceability of this guaranty, the financial condition or business operations of Guarantor, or Guarantor's ability to fulfill its obligations under this guaranty (such circumstances or events being herein called a "MATERIAL ADVERSE EFFECT").

         (b) The execution and delivery of this guaranty has been duly authorized and approved by all necessary corporate action and constitutes the legal, valid, and binding obligations of Guarantor against it in accordance with their terms except as the enforceability thereof may be limited by applicable Debtor Relief Laws.

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         (c) Guarantor  is  not,  nor  will  the  execution,  delivery, and  the performance of and compliance with the terms of this guaranty cause Guarantor to be, in violation of (a) any laws, other than such violations which could not, individually or collectively, cause a Material Adverse Effect, or (b) its bylaws or articles or certificate of incorporation (as amended). The execution, delivery, and the performance of and compliance with the terms of this guaranty are not inconsistent with, and will not conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of any Lien (except pursuant to this guaranty) upon any of the property, assets, or revenues of Guarantor pursuant to the terms of, any indenture, mortgage, lease, deed of trust, agreement, contract, instrument, or Law to which Guarantor is a party or by which Guarantor or any of Guarantor's property, assets, or revenue is bound or to which it is subject.

         (d) No order, consent, approval, license, permit, waiver, exemption, authorization of or validation of, or filing, recording or registration with (except as heretofore have been obtained or made), or exemption by, any Person is required to authorize, or is required in connection with, the execution, delivery, performance, legality, validity, binding effect, or enforceability of this guaranty.

         (e) The value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, such liability and obligation may reasonably be expected to benefit Guarantor directly or indirectly.

     12. Guarantor agrees to provide to Factor at Factor's request, Financial Statements in a form acceptable to Factor.

     13. This guaranty is for the benefit of Factor and Factor's successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This guaranty is binding not only on Guarantor, but on Guarantor's heirs, personal representatives, successors, and assigns, and if this guaranty is signed by more than one person or entity, then an of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned and their respective heirs, personal representative, successors, and assigns.

     14. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS.

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     15. THIS AGREEMENT  REPRESENTS THE FINAL AGREEMENT  BETWEEN THE PARTIES AND
MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS AGREEMENT EMBODIES THE ENTIRE AGREEMENT BETWEEN GUARANTOR AND FACTOR AND SUPERSEDES ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER HEREOF. GUARANTOR, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE GUARANTY AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY TEXAS LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE GUARANTY AND THE OBLIGATION BROUGHT IN DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO SUCH GUARANTOR AT ITS ADDRESS SET FORTH HEREIN, AND (E) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST FACTOR ARISING OUT OF OR IN CONNECTION WITH THE GUARANTY OR THE OBLIGATION SHALL BE BROUGHT IN THE DISTRICT COURT OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION. NOTHING HEREIN SHALL AFFECT THE RIGHT OF FACTOR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST GUARANTOR IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.

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         EXECUTED this [20th] day of November, 2007.

         GUARANTOR:

         CARGO CONNECTION LOGISTICS HOLDING, INC.
         a Florida Corporation



         By:      /s/ Scott Goodman
               -----------------------------

Printed Name:     Scott Goodman
               -----------------------------

         Its:  Chief Financial Officer
               -----------------------------




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